UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2018 (August 4, 2018)

National Art Exchange, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-199967	30-0829385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, 24Fl, Unit 24183

New York NY 10281

(Address of Principal Executive Offices)

+646-952-8680

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Resignation of Independent Registered Public Accounting Firm

On August 4, 2018, KCCW Accountancy Corp. (the “Former Auditor”) notified National Art Exchange, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective immediately. The board of directors (the “Board”) of the Company accepted the Former Auditor’s resignation on August 10, 2018.

The Former Auditor did not complete its audit of the Company’s financial statements for the fiscal year ended September 30, 2018 or issue any report or opinion on the Company’s financial statements during the period when it was engaged by the Company. Therefore the Company did not file with the Securities and Exchange Commission (the “SEC”) any audited financial statements which include the opinion of the Former Auditor.

From July 19, 2018 through August 4, 2018, the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Former Auditor did not express any opinion with respect to the Company’s internal control over financial reporting based on the framework and criteria established in the Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

Pursuant to Regulation S-K Item 304(a)(2), the Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter (the “Consent Letter”) addressed to the SEC stating whether or not the Former Auditor agrees with such disclosure. The Former Auditor has issued the Consent Letter which is attached herein as Exhibit 16.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	KCCW Accountancy Corp.’s Letter to the Securities and Exchange Commission dated August 10, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Art Exchange, Inc.

Date: August 10, 2018	By:	/s/ Qingxi Meng
	Name:	Qingxi Meng
	Title:	Chief Executive Officer

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